MANAGERS AMG FUNDS

		   Essex Aggressive Growth Fund
			  Investor Class
		       Institutional Class

	         Supplement dated August 12, 2003
	      to the Prospectus dated March 1, 2003

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The following paragraph replaces in its entirety the third paragraph on page 7 under the section entitled "MANAGERS AMG FUNDS" of the Essex Aggressive Growth Fund's Prospectus dated March 1, 2003:

Essex has day-to-day responsibility for managing the Fund's portfolio. Essex, located at 125 High Street, Boston, Massachusetts 02110, is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. Affiliated Managers Group, Inc. indirectly owns a majority interest in Essex. As of June 30, 2003, Essex had assets under management of $4.6 billion. Stephen D. Cutler and Joseph C. McNay are the portfolio managers for the Fund and both have managed the Fund since November 1999. Mr. Cutler is the President of, and a portfolio manager for, Essex, positions he has held with Essex or its predecessor firm since 1989. Mr. McNay is the Chairman and Chief Investment Officer of Essex, positions he has held with Essex or its predecessor firm since 1976.

August 12, 2003